SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations
Baxter International Inc., through our subsidiaries (collectively, Baxter, we, our or us), provides a broad portfolio of essential healthcare products, including acute and chronic dialysis therapies; sterile intravenous (IV) solutions; infusion systems and devices; parenteral nutrition therapies; inhaled anesthetics; generic injectable pharmaceuticals; and surgical hemostat and sealant products. These products are used by hospitals, kidney dialysis centers, nursing homes, rehabilitation centers, doctors’ offices and patients at home under physician supervision. Our global footprint and the critical nature of our products and services play a key role in expanding access to healthcare in emerging and developed countries. We operate in three segments: Americas, EMEA and APAC, which are described in Note 16.
Risks and Uncertainties Related to COVID-19
Our global operations expose us to risks associated with public health crises and epidemics/pandemics, such as the novel strain of coronavirus (COVID-19). COVID-19 has had, and we expect will continue to have, an adverse impact on our operations, supply chains and distribution systems and has increased and we expect will continue to increase our expenses, including as a result of impacts associated with preventive and precautionary measures that we, other businesses and governments are taking. These measures have led to unprecedented restrictions on, disruptions in, and other related impacts on businesses and personal activities. In addition to travel restrictions put in place in early 2020, governments have closed borders, imposed prolonged quarantines and may continue those measures or implement other restrictions and requirements in light of the continuing spread of the pandemic. We expect that these evolving restrictions and requirements, as well as the corresponding need to adapt to new methods of conducting business remotely, will continue to have an adverse effect on our business.
Use of Estimates
The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (U.S. GAAP) requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.
Basis of Presentation
The consolidated financial statements include the accounts of Baxter and our majority-owned subsidiaries that we control, after elimination of intra-company transactions. Certain reclassifications have been made to conform the prior period consolidated financial statements to the current period presentation.
On February 14, 2020, we completed the acquisition of the product rights to Seprafilm Adhesion Barrier (Seprafilm) from Sanofi for approximately $342 million in cash. Beginning February 14, 2020, our financial statements include the assets, liabilities and operating results of Seprafilm. Refer to Note 2 for additional information.
On October 25, 2019, we acquired 100 percent of Cheetah Medical, Inc. (Cheetah) for total cash consideration of $188 million, net of cash acquired, with the potential for additional cash consideration, up to $40 million, based on clinical and commercial milestones for which the acquisition date fair value was $18 million. Beginning October 25, 2019, our financial statements include the assets, liabilities and operating results of Cheetah. Refer to Note 2 for additional information.
On November 18, 2018, we acquired a controlling financial interest in our joint venture in Saudi Arabia. The acquisition allows us to increase manufacturing output and utilize the facilities for additional capacity for certain products in the region. Beginning November 18, 2018, we consolidated the financial statements of the joint venture with our consolidated financial statements. Refer to Note 2 for additional information.
On March 16, 2018, we acquired two hemostat and sealant products from Mallinckrodt plc: Recothrom Thrombin topical (Recombinant) and Preveleak Surgical Sealant for total consideration of $184 million.  Beginning March 16,
2018, our financial statements include the assets, liabilities and operating results of Recothrom and Preveleak.  Refer to Note 2 for additional information.
Revenue Recognition
Revenue is measured as the amount of consideration we expect to receive in exchange for transferring goods or providing services. A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in the contract. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. Some of our contracts have multiple performance obligations. For contracts with multiple performance obligations, we allocate the contract’s transaction price to each performance obligation using our best estimate of the standalone selling price of each distinct good or service in the contract. Our global payment terms are typically between 30-90 days.
The majority of our performance obligations are satisfied at a point in time. This includes sales of our broad portfolio of essential healthcare products across our geographic segments, including acute and chronic dialysis therapies; sterile IV solutions; infusion systems and devices; parenteral nutrition therapies; inhaled anesthetics; generic injectable pharmaceuticals; and surgical hemostat and sealant products. For a majority of these sales, our performance obligation is satisfied upon delivery to the customer. Shipping and handling activities are considered to be fulfillment activities and are not considered to be a separate performance obligation.
To a lesser extent, in all of our segments, we enter into other types of contracts, including contract manufacturing arrangements, equipment leases, and certain subscription software and licensing arrangements. We recognize revenue for these arrangements over time or at a point in time depending on our evaluation of when the customer obtains control of the promised goods or services. Revenue is recognized over time when we are creating or enhancing an asset that the customer controls as the asset is created or enhanced or when our performance does not create an asset with an alternative use and we have an enforceable right to payment for performance completed.
As of December 31, 2020, we had $7.6 billion of transaction price allocated to remaining performance obligations related to executed contracts with an original duration of one year or more, which are primarily included in the Americas segment. Some contracts in the United States included in this amount contain index-dependent price increases, which are not known at this time. We expect to recognize approximately 35% of this amount as revenue in 2021, 25% in 2022, 20% in 2023, 10% in each of 2024 and 2025, and the remaining balance thereafter.
Significant Judgments
Revenues from product sales are recorded at the net sales price (transaction price), which includes estimates of variable consideration primarily related to rebates and wholesaler chargebacks. These reserves are based on estimates of the amounts earned or to be claimed on the related sales and are included in accounts receivable, net and accounts payable and accrued liabilities on the consolidated balance sheets. Management's estimates take into consideration historical experience, current contractual and statutory requirements, specific known market events and trends, industry data, and forecasted customer buying and payment patterns. Overall, these reserves reflect our best estimates of the amount of consideration to which we are entitled based on the terms of the contract using the expected value method. The amount of variable consideration included in the net sales price is limited to the amount that is probable not to result in a significant reversal in the amount of the cumulative revenue recognized in a future period. Revenue recognized in the years ended December 31, 2020, 2019 and 2018 related to performance obligations satisfied in prior periods was not material. Additionally, our contracts with customers often include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately and determining the allocation of the transaction price may require significant judgment.
Contract Balances
The timing of revenue recognition, billings and cash collections results in the recognition of trade accounts receivable, unbilled receivables, contract assets, and customer advances and deposits (contract liabilities) on our consolidated balance sheets. Net trade accounts receivable was $1.7 billion and $1.8 billion as of December 31, 2020 and 2019, respectively.
For contract manufacturing arrangements, revenue is primarily recognized throughout the production cycle, which typically lasts up to 90 days, resulting in the recognition of contract assets until the related services are completed and the customers are billed. Additionally, for arrangements containing a performance obligation to deliver software that can be used with medical devices, we recognize revenue upon delivery of the software, which results in the recognition of contract assets when customers are billed over time, generally over one to five years. For bundled contracts involving equipment delivered up-front and consumable medical products to be delivered over time, total contract revenue is allocated between the equipment and consumable medical products. In certain of those arrangements, a contract asset is created for the difference between the amount of equipment revenue recognized upon delivery and the amount of consideration initially receivable from the customer. In those arrangements, the contract asset becomes a trade account receivable as consumable medical products are provided and billed, generally over one to seven years.
The following table summarizes our contract assets:

as of December 31 (in millions)	2020	2019
Contract manufacturing services	$47	$36
Software sales	40	43
Bundled equipment and consumable medical products contracts	47	52
Contract assets	$134	$131
The following table summarizes the classification of contract assets and contract liabilities as reported in the consolidated balance sheet:

as of December 31 (in millions)	2020	2019
Accounts receivable, net	$70	$63
Other non-current assets	64	68
Contract assets	$134	$131

Accounts payable and accrued liabilities	$32	$—
Other non-current liabilities	34	12
Contract liabilities	$66	$12

In 2020, 2019 and 2018, the amount of revenue recognized that was included in contract liabilities as of December 31, 2019, 2018 and 2017 was not significant.
Practical Expedients
We apply a practical expedient to expense as incurred costs to obtain a contract with a customer when the amortization period would have been one year or less. We do not disclose the value of the transaction price that is allocated to unsatisfied performance obligations for contracts with an original expected length of one year or less. We have elected to use the practical expedient to not adjust the promised amount of consideration for the effects of a significant financing component if it is expected, at contract inception, that the period between when we transfer a promised good or service to a customer and when the customer pays for that good or service will be one year or less. Additionally, all taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction and collected from a customer are excluded from revenue.
Disaggregation of Net Sales
Beginning in the first quarter of 2021, our product category net sales disclosures (previously referred to as global business units (GBUs)) separately present net sales from our BioPharma Solutions business, which was previously included within Other. Concurrent with that disaggregation of net sales from our BioPharma Solutions business, we have also allocated certain previously unallocated sales deductions from Other to various categories, primarily based on their respective net sales. Net sales for 2020, 2019 and 2018 have been recast to conform to this presentation.
The following tables disaggregate our net sales from contracts with customers by product category between the U.S. and international:

	2020			2019			2018
years ended December 31 (in millions)	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total
Renal Care[1]	$848	$2,909	$3,757	$791	$2,848	$3,639	$816	$2,835	$3,651
Medication Delivery[2]	1,738	953	2,691	1,762	977	2,739	1,652	974	2,626
Pharmaceuticals[3]	849	1,249	2,098	904	1,215	2,119	976	1,091	2,067
Clinical Nutrition[4]	330	580	910	308	552	860	313	554	867
Advanced Surgery[5]	516	370	886	533	342	875	465	332	797
Acute Therapies[6]	286	454	740	184	351	535	174	341	515
BioPharma Solutions[7]	234	252	486	257	212	469	244	205	449
Other[8]	77	28	105	87	39	126	83	44	127
Total Baxter	$4,878	$6,795	$11,673	$4,826	$6,536	$11,362	$4,723	$6,376	$11,099
[1]    Renal Care includes sales of our peritoneal dialysis (PD), hemodialysis (HD) and additional dialysis therapies and services.
[2]    Medication Delivery includes sales of our IV therapies, infusion pumps, administration sets and drug reconstitution devices.
[3]    Pharmaceuticals includes sales of our premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.
[4]    Clinical Nutrition includes sales of our parenteral nutrition (PN) therapies and related products.
[5]    Advanced Surgery includes sales of our biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.
[6]    Acute Therapies includes sales of our continuous renal replacement therapies (CRRT) and other organ support therapies focused in the intensive care unit (ICU).
[7]    BioPharma Solutions includes sales of contracted services we provide to various pharmaceutical and biopharmaceutical companies.
[8] Other includes sales of miscellaneous product and service offerings.
Accounts Receivable and Allowance for Doubtful Accounts
In the normal course of business, we provide credit to our customers, perform credit evaluations of these customers and maintain reserves for potential credit losses. In determining the amount of the allowance for doubtful accounts, we consider, among other items, historical credit losses, the past-due status of receivables, payment histories, other customer-specific information, current economic conditions and reasonable and supportable future forecasts. Receivables are written off when we determine they are uncollectible.
The following table summarizes the allowance for doubtful accounts.

years ended December 31 (in millions)	2020	2019
Balance at beginning of period	$112	$110
Adoption of new accounting standard	4	—
Charged to costs and expenses	11	12
Write-offs	(4)	(8)
Currency translation adjustments	2	(2)
Balance at end of period	$125	$112

Shipping and Handling Costs
Shipping costs, which are costs incurred to physically move product from our premises to the customer’s premises, are classified as selling, general and administrative (SG&A) expenses. Handling costs, which are costs incurred to store, move and prepare products for shipment, are classified as cost of sales. Approximately $325 million in 2020, $324 million in 2019 and $329 million in 2018 of shipping costs were classified in SG&A expenses.
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents include cash, certificates of deposit and money market and other short-term funds with original maturities of three months or less. Restricted cash represents cash balances restricted as to withdrawal or use and are included in prepaid expenses and other current assets on the consolidated balance sheets.
Inventories
Inventories are stated at the lower of cost or net realizable value determined by the first-in, first-out method. We review inventories on hand at least quarterly and record provisions for estimated excess, slow-moving and obsolete inventory, as well as inventory with a carrying value in excess of net realizable value.
Property, Plant and Equipment, Net
Property, plant and equipment are stated at cost. Depreciation expense is calculated using the straight-line method over the estimated useful lives of the related assets, which range from 20 to 50 years for buildings and improvements and from 3 to 15 years for machinery and equipment. Leasehold improvements are amortized over the life of the related facility lease (including any renewal periods, if appropriate) or the asset, whichever is shorter. We capitalize certain computer software and software development costs incurred in connection with developing or obtaining software for internal use. Capitalized software costs are included within machinery and equipment and are amortized on a straight-line basis over the estimated useful lives of the software, which generally range from three to five years.
Research and Development
Research and development (R&D) costs, including R&D acquired in transactions that are not business combinations, are expensed as incurred. Pre-regulatory approval contingent milestone obligations to counterparties in collaborative arrangements, which include acquired R&D, are expensed when the milestone is achieved. Contingent milestone payments made to such counterparties on or after regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangible assets, net.
Acquired in-process R&D (IPR&D) is the value assigned to technology or products under development acquired in a business combination which have not received regulatory approval and have no alternative future use. Acquired IPR&D is capitalized as an indefinite-lived intangible asset. Development costs incurred after the acquisition are expensed as incurred. Upon receipt of regulatory approval of the related technology or product, the indefinite-lived intangible asset is accounted for as a finite-lived intangible asset and amortized on a straight-line basis over the estimated economic life of the related technology or product, subject to annual impairment reviews as discussed below. If the R&D project is abandoned, the indefinite-lived asset is charged to expense.
Collaborative Arrangements
We enter into collaborative arrangements in the normal course of business. These collaborative arrangements take a number of forms and structures and are designed to enhance and expedite long-term sales and profitability growth. These arrangements may provide for us to obtain commercialization rights to a product under development, and require us to make upfront payments, contingent milestone payments, profit-sharing, and/or royalty payments. We may be responsible for ongoing costs associated with the arrangements, including R&D cost reimbursements to the counterparty. See the R&D section of this note regarding the accounting treatment of upfront and contingent milestone payments. Any royalty and profit-sharing payments during the commercialization phase are expensed as cost of sales when they become due and payable.
Restructuring Charges
We record liabilities for costs associated with exit or disposal activities in the period in which the liability is incurred. Employee termination costs are primarily recorded when actions are probable and estimable. Costs for one-time termination benefits in which the employee is required to render service until termination in order to receive the benefits are recognized ratably over the future service period. Refer to the discussion below regarding the accounting for asset impairment charges.
Goodwill, Intangible Assets, and Other Long-Lived Assets
Goodwill is the excess of the purchase price over the fair value of acquired assets and liabilities in a business combination.  Goodwill is not amortized but is subject to an impairment review annually and whenever indicators of impairment exist. We have the option to assess goodwill for impairment by initially performing a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount. If we determine that it is not more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, then the quantitative goodwill impairment test is not required to be performed. If we determine that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, or if we do not elect the option to perform an initial qualitative assessment, we perform a quantitative goodwill impairment test.  In the quantitative impairment test, we calculate the estimated fair value of the reporting unit. If the carrying amount of the reporting unit exceeds the estimated fair value, an impairment charge is recorded for the amount that its carrying amount, including goodwill, exceeds its fair value, limited to the total amount of goodwill allocated to that reporting unit.
Indefinite-lived intangible assets, such as IPR&D acquired in business combinations and certain trademarks with indefinite lives, are subject to an impairment review annually and whenever indicators of impairment exist. We have the option to assess indefinite-lived intangible assets for impairment by first performing qualitative assessments to determine whether it is more-likely-than-not that the fair values of the indefinite-lived intangible assets are less than the carrying amounts. If we determine that it is more-likely-than-not that an indefinite-lived intangible asset is impaired, or if we elect not to perform an initial qualitative assessment, we then perform the quantitative impairment test by comparing the fair value of the indefinite-lived intangible asset with its carrying amount. If the carrying amount exceeds the fair value of the indefinite-lived intangible asset, we write the carrying amount down to the fair value.
We review the carrying amounts of long-lived assets, other than goodwill and intangible assets not subject to amortization, for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, we group assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. We then compare the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded as the amount by which the carrying amount of the asset or asset group exceeds the fair value.
Investments in Equity Securities

Our investments in marketable equity securities are classified as other non-current assets and are measured at fair value with gains and losses recognized in other (income) expense, net. We have elected to apply the measurement alternative to equity securities without readily determinable fair values. As such, our non-marketable equity securities are measured at cost, less any impairment, and are adjusted for changes in fair value resulting from observable transactions for identical or similar investments of the same issuer. Gains and losses on non-marketable equity securities are also recognized in other (income) expense, net. Noncontrolling investments in common stock or in-substance common stock are accounted for under the equity method if we have significant influence over the operating and financial policies of the investee.
Income Taxes
Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting based on enacted tax laws and rates. We maintain valuation allowances unless it is more-likely-than-not that the deferred tax asset will be realized. With respect to uncertain tax positions, we determine whether the position is more-likely-than-not to be sustained upon examination based on the technical merits of the position. Any tax position that meets the more-likely-than-not recognition threshold is measured and recognized in the consolidated financial statements at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The liability relating to uncertain tax positions is classified as current in the consolidated balance sheets to the extent that we anticipate making a payment within one year. Interest and penalties associated with income taxes are classified in the income tax expense line in the consolidated statements of income.
Refer to the Recently Adopted Accounting Pronouncements section of this note and Note 12 for additional information related to the Tax Cuts and Jobs Act of 2017 (2017 Tax Act).
Foreign Currency Translation
Currency translation adjustments (CTA) related to foreign operations are included in other comprehensive income (OCI). For foreign operations in highly inflationary economies, translation gains and losses are included in other (income) expense, net, and were not material in 2020, 2019 and 2018.
Derivatives and Hedging Activities
All derivative instruments are recognized as either assets or liabilities at fair value in the consolidated balance sheets and are generally classified as short-term or long-term based on the scheduled maturity of the instrument. We designate certain of our derivatives and foreign-currency denominated debt as hedging instruments in cash flow, fair value or net investment hedges.
For each derivative instrument that is designated and effective as a cash flow hedge, the gain or loss on the derivative is recorded in accumulated other comprehensive income (AOCI) and then recognized in earnings consistent with the underlying hedged item. Option premiums or net premiums paid are initially recorded as assets and reclassified to OCI over the life of the option, and then recognized in earnings consistent with the underlying hedged item. Cash flow hedges are classified in cost of sales and interest expense, net, and are primarily related to forecasted third-party sales denominated in foreign currencies, forecasted intra-company sales denominated in foreign currencies and forecasted interest payments on anticipated issuances of debt, respectively.
For each derivative instrument that is designated and effective as a fair value hedge, the gain or loss on the derivative is recognized immediately to earnings, and offsets changes in fair value attributable to a particular risk, such as changes in interest rates, of the hedged item, which are also recognized in earnings. Fair value hedges are classified in interest expense, net, as they hedge the interest rate risk associated with certain of our fixed-rate debt.
We have designated our Euro-denominated senior notes as hedges of our net investment in our European operations and, as a result, mark to spot rate adjustments on the outstanding debt balances are recorded as a component of AOCI.
For derivative instruments that are not designated as hedges, the change in fair value is recorded directly to other (income) expense, net.
If it is determined that a derivative or nonderivative hedging instrument is no longer highly effective as a hedge, we discontinue hedge accounting prospectively. Gains or losses relating to terminations of effective cash flow hedges generally continue to be deferred and are recognized consistent with the loss or income recognition of the underlying hedged items. However, if it is probable that the hedged forecasted transactions will not occur, any gains or losses would be immediately reclassified from AOCI to earnings. If we terminate a fair value hedge, an amount equal to the cumulative fair value adjustment to the hedged item at the date of termination is amortized to earnings over the remaining term of the hedged item. If we remove a net investment hedge designation, any gains or losses recognized in AOCI are not reclassified to earnings until we sell, liquidate, or deconsolidate the foreign investments that were being hedged.
Cash flows related to the settlement of derivative instruments designated as net investment hedges of foreign operations are classified in the consolidated statements of cash flows within investing activities. Cash flows for all other derivatives, including those that are not designated as a hedge, are classified in the same line item as the cash flows of the related hedged item, which is generally within operating activities.
Refer to Note 14 for further information regarding our derivative and hedging activities.
New Accounting Standards
Recently adopted accounting pronouncements
As of January 1, 2020, we adopted Accounting Standards Update (ASU) No. 2016-13, Financial Instruments - Credit Losses, which requires the measurement of expected lifetime credit losses, rather than incurred losses, for financial instruments held at the reporting date based on historical experience, current conditions and reasonable forecasts. The main objective of this ASU is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. We adopted this ASU using the modified retrospective approach. The impact of the adoption of this ASU was an increase to our allowance for doubtful accounts and a decrease to retained earnings of $4 million.
As of January 1, 2020, we adopted ASU No. 2018-15, Intangibles-Goodwill and Other-Internal-Use Software, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. Our policies for capitalizing implementation costs incurred in a hosting arrangement were not impacted by this ASU. However, we have historically classified those capitalized costs within property, plant and equipment, net on our consolidated balance sheets and as capital expenditures on our consolidated statements of cash flows. Under the new ASU, those capitalized costs are presented as other non-current assets on our consolidated balance sheets and within operating cash flows on our consolidated statements of cash flows. We adopted this ASU on a prospective basis and capitalized $44 million of implementation costs related to hosting arrangements that are service contracts during the year ended December 31, 2020.
As of January 1, 2020, we adopted ASU No. 2017-04, Intangibles – Goodwill and Other, Simplifying the Test for Goodwill Impairment. This standard eliminates Step 2 of the goodwill impairment test and requires a goodwill impairment to be measured as the amount by which a reporting unit’s carrying amount exceeds its fair value, not to exceed the carrying amount of its goodwill. The adoption of this standard did not impact our consolidated financial statements.
As of January 1, 2020, we adopted ASU No. 2018-14, Compensation – Retirement Benefits – Defined Benefit Plans – General (Topic 715-20): Disclosure Framework – Changes to the Disclosure Requirements for Defined Benefit Plans. This ASU amends ASC 715 to remove certain disclosures, clarify certain existing disclosures and add additional disclosures. The adoption of this standard did not have a material impact on our consolidated financial statements.
As of January 1, 2019, we adopted ASU No. 2016-02, Leases (Topic 842). Under this guidance, lessees are required to recognize a right-of-use asset and a lease liability on the balance sheet for all operating leases, other than those that meet the definition of a short-term lease. We adopted Topic 842 using the modified retrospective method. We elected the following practical expedients when assessing the transition impact: i) not to reassess whether any expired or existing contracts as of the adoption date are or contain leases; ii) not to reassess the lease classification for any expired or existing leases as of the adoption date; and iii) not to reassess initial direct costs for any existing leases as of the adoption date. The adjustment to record operating lease right-of-use assets and operating lease liabilities was $502 million as of January 1, 2019. The impact to the consolidated statements of income was not material and there was no net impact to the consolidated statements of cash flows.
As of January 1, 2019, we adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from AOCI. As a result of the enactment of the 2017 Tax Act, this guidance provides for a reclassification of certain tax effects from AOCI to retained earnings. The impact of the adoption of this standard was a $161 million increase to retained earnings.
As of January 1, 2018, we adopted ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other than Inventory (ASU No. 2016-16) using the modified retrospective method. ASU No. 2016-16 generally accelerates the recognition of income tax consequences for intra-company asset transfers other than inventory. We recorded a $70 million reduction to retained earnings upon adoption of the standard on January 1, 2018 related to the unrecognized income tax effects of asset transfers that occurred prior to adoption. Net income increased $14 million for the year ended December 31, 2018 as a result of the adoption of the standard.
As of January 1, 2018, we adopted Topic 606, which amends the existing accounting standards for revenue recognition. ASU No. 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled to receive when products are transferred to customers. The primary impact of the new standard relates to our contract manufacturing operations and software arrangements. Certain contract manufacturing arrangements require revenue recognition over-time in situations in which we produce products that have no alternative use and we have an enforceable right to payment for performance completed to date, inclusive of a reasonable profit margin. This results in an acceleration of revenue recognition for certain contractual arrangements as compared to recognition under prior accounting literature. The new guidance also impacts our arrangements subject to previous software revenue recognition guidance, as we are required to recognize as revenue a significant portion of the contract consideration upon delivery of the software compared to the previous practice of recognizing the contract consideration ratably over time for certain arrangements. We adopted Topic 606 using the modified retrospective method. The adjustment upon adoption increased our opening balance of retained earnings by approximately $45 million, net of tax, on January 1, 2018. The impact to net sales as a result of the adoption was an increase of $7 million for the year ended December 31, 2018.  The impact to cost of sales was not material for the year ended December 31, 2018.
In December 2017, the SEC issued guidance for situations where the accounting for certain elements of the 2017 Tax Act could not be completed prior to the release of a company's financial statements. For specific elements of the 2017 Tax Act, we determined a reasonable estimate for certain effects and recorded that estimate as a provisional amount in 2017. The guidance provided a measurement period to allow a company to account for these specific elements, which began in the reporting period that included the enactment of the 2017 Tax Act and ended when we obtained, prepared and analyzed the information needed in order to complete its accounting assessments or one year, whichever occurred sooner. The resulting tax effects were to be recognized in the period the assessment was complete, and included in income tax expense, accompanied by appropriate disclosures.  The measurement period closed in 2018 and we recorded adjustments to reduce income tax expense by $207 million in 2018. Refer to Note 12 for additional information related to the 2017 Tax Act.